SEPARATION AGREEMENT AND GENERAL RELEASE OF CLAIMS

This Separation Agreement and General Release of Claims ("**Agreement**") is entered into by and between John C. Kunze ("**Kunze**" or "**Employee**") and Regal Rexnord Corporation ("**Regal Rexnord**" or the "**Company**"), collectively the "**Parties.**"

WHEREAS, Kunze has been employed by Regal Rexnord as President, Climate Solutions Segment located at 1946 W Cook Rd, Fort Wayne, Indiana 46818;

WHEREAS, the Parties mutually desire to terminate Kunze's employment with Regal Rexnord in an amicable way and to settle any disputes, known and unknown, in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, Kunze can represent his departure from Regal Rexnord as "retirement" or "mutual" or "voluntary;" and

WHEREAS, Kunze's last day of employment with Regal Rexnord shall be Friday September 30, 2022 ("**Termination Date**" or "**Retirement Date**");

WHEREAS, after Kunze has accepted this Agreement by signing it below, he may revoke acceptance of this Agreement for a period of seven (7) calendar days after the date Kunze signs it (the "**Revocation Period**"), as set forth in Section II E below. This Agreement shall become effective on the day after the expiration of the applicable Revocation Period unless Kunze revokes the Agreement during the Revocation Period (the "**Effective Date**").

NOW, THEREFORE, in consideration of the promises contained in this Agreement, the Parties to this Agreement agree as follows:

I. PAYMENTS AND BENEFITS

A. Good Faith Payment. Kunze shall be paid a total sum of One Thousand Dollars ($1,000.00), less applicable taxes and withholdings (the "**Payment**"). This amount will be paid out to Kunze after the Effective Date and execution of the agreement as described in Section II E.

B. Continued Employment. Regal Rexnord shall continue to employ Kunze through the Termination Date at his compensation rate as of the Effective Date of this Agreement, during which time Kunze shall be eligible to continue to participate in any and all benefit plans Regal Rexnord provides to similarly situated employees according to the terms and conditions of such plans and so long as Regal Rexnord continues to maintain such plans for other employees. Kunze shall continue to have such duties as may be assigned to him from time to time by Regal Rexnord. Kunze shall in all respects conform to, and comply with, the lawful directions and instructions given to him by Regal Rexnord and shall use his best efforts to promote and serve the interests of Regal Rexnord. Further, Kunze shall refrain from taking any actions that conflict with Regal

Rexnord's interests and shall perform all his duties for Regal Rexnord with the highest duty of care. Kunze shall comply with the provisions of Regal Rexnord's policies and procedures, including, but not limited to, all provisions concerning confidentiality and conflicts of interest. During Kunze's employment, Regal Rexnord may install an interim business leader to handle or transition some or all of Kunze's current duties and may actively recruit and hire a replacement to fill Kunze's current role with Regal Rexnord and/or related roles and Kunze shall use his best efforts to promote and facilitate such handling, transition, recruitment and/or hiring.

C. **Retirement Agreement.** On or within three (3) business days after the Termination Date, Regal Rexnord shall offer Kunze the Retirement Agreement and General Release of Claims attached hereto as Exhibit A (the "**Retirement Agreement**") or a substantially similar agreement in a form acceptable to the Parties.

II. RELEASE OF CLAIMS AND CONVENANT NOT TO SUE

A. **Release.** Kunze, for himself and his heirs, executors, administrators, and assigns, agrees to, and hereby does, forever release Regal Rexnord, its parent, and any affiliated organizations, and the shareholders, directors, officers, agents, insurers, attorneys, and employees of each of these organizations ("**Released Parties**") from, and waives, any and all claims or causes of action, whether known or unknown, asserted or un-asserted, that Kunze has, had, or may have as a result of any act, failure to act, or omission of any kind on the part of the Released Parties from Kunze's date of hire up to the date he executes this Agreement. Without limiting the generality of the foregoing, this Release applies to: (a) any and all claims in any way related to Kunze's employment with Regal Rexnord or termination thereof; (b) any and all claims for additional compensation, bonuses, or benefits under any benefit plan, policy, or practice, except for those referenced in this Agreement and those benefits routinely payable under the benefit plans in which Kunze participated immediately prior to termination, if any; (c) any and all claims for wrongful discharge, misrepresentation, defamation, fraudulent concealment, negligent supervision, negligent retention, negligent or intentional infliction of emotional distress, tortious interference with contractual relations, tortious interference with prospective contractual relations, restitution, payment of monies such as wages, vacation pay, and other paid time, outrageous behavior, breach of express or implied contract, promissory estoppel, breach of any implied duty of good faith, or under any other theory of recovery; (d) any and all claims under or pursuant to any other agreement; (e) any and all claims under the Family Medical Leave Act, Americans With Disabilities Act, Age Discrimination In Employment Act, Older Worker Benefit Protection Act, National Labor Relations Act, Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act, the Reconstruction Era Civil Rights Acts, United States Executive Orders 11246 and 11375, 42 U.S.C. Sections 1981 and 1985, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Employee Retirement Income Security Act of 1974, the Indiana Civil Rights Act, the Indiana Age Discrimination Act, the Indiana Employment Discrimination Against Disabled Persons Act, Indiana Wage Payment and Wage Claims Acts, Ind. Code Ann . §§ 22-9-1-3, 22-9-2-1, 22-9-2-2, 22-9-5-1 *et. seq*, any amendments to any of the foregoing, any other employment or wrongful discharge provision of Indiana law, and any state, federal, or local wage payment laws, family and/or medical leave laws, and any other federal, state or local law, statute, ordinance, rule, regulation, or executive order relating to employment and/or discrimination in employment; and (f) any claims for compensatory, consequential, or punitive damages, back pay, front pay, costs,

attorney's fees, interest, or other expenses; except an action to enforce the terms and conditions of this Agreement. This release does not purport to waive claims arising under the above laws that might allegedly occur after the date of this Agreement or claims that cannot by law be released by private agreement. This release also does not waive Kunze's entitlement to vested benefits under any pension or 401(k) plan or other ERISA-governed benefit plan provided by Regal Rexnord. In addition, the above release does not waive claims that Kunze could make, if available, for unemployment or worker's compensation.

B. Covenant Not to Sue. Kunze, for himself and his heirs, executors, administrators and assigns covenants and agrees not to sue or bring any action, whether federal, state, local, judicial or administrative, now or at any future time, against the Released Parties with respect to any claims released by this Agreement. Nothing in this Agreement limits or affects Kunze's right to challenge the validity of this Agreement under the ADEA or the OWBPA, prevents Kunze from communicating with, filing a charge or complaint with, providing documents or information voluntarily or in response to a subpoena or other information request to, or from participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission, National Labor Relations Board, the Securities and Exchange Commission, law enforcement, or any other any federal, state or local agency charged with the enforcement of any laws, or from responding to a subpoena or discovery request in court litigation or arbitration, including providing documents or any other information, or limits Kunze from exercising rights under Section 7 of the NLRA or similar state law to engage in protected, concerted activity with other employees, although by signing this Agreement Kunze is waiving rights to individual relief (including backpay, frontpay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by Kunze on Kunze's behalf by any third party, except for any right he may have to receive a payment or award from a government agency (and not any of the Released Parties) for information provided to the government agency or otherwise where prohibited.

C. Waiver of Unknown Claims. Kunze intends that this Agreement shall bar each and every claim, demand, and cause of action hereinabove specified, whether known or unknown to him at the time of execution of this Agreement. As a result, Kunze acknowledges that he might, in the future, discover claims or facts in addition to or different from those which he now knows or believes to exist with respect to the subject matters of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected the terms of this Agreement. Nevertheless, Kunze hereby waives any right, claim, or cause of action that might arise as a result of such different or additional claims or facts.

D. No Pending Claims. Kunze represents and warrants that he does not: (i) have any pending complaints, charges, or claims for relief against Regal Rexnord, or any of the Released Parties, with any local, state, or federal court or administrative agency, including, but not limited to, any worker's compensation claim; (ii) has reported to Regal Rexnord any and all work-related injuries incurred during employment; and (iii) have a pending claim of unlawful discrimination, harassment, sexual harassment, abuse, assault, or other criminal conduct, or retaliation against Regal Rexnord or any of the Released Parties.

E. **<u>ADEA Release</u>.** Kunze hereby acknowledges that he is knowingly and voluntarily entering into this Agreement with the purpose of waiving and releasing any claims under the Age Discrimination in Employment Act ("**ADEA**"), and as such, Kunze acknowledges and agrees that:

(1) this Agreement is worded in an understandable way and he has read and fully understands its terms;

(2) any rights or claims arising under the ADEA are waived;

(3) claims under the ADEA that may arise after this Agreement is executed are not waived;

(4) the rights and claims waived in this Agreement are in exchange for additional consideration over and above anything to which Kunze was already undisputedly entitled;

(5) Kunze has been advised, in writing, by the Company to consult with an attorney prior to executing this Agreement;

(6) Kunze has been afforded twenty-one (21) days from the date he receives this Agreement to consider its terms, provided, however, Kunze may waive the full twenty-one (21) day period and sign this Agreement at an earlier date;

(7) any changes made to this Agreement, whether material or immaterial, will not restart the running of this twenty-one-day (21-day) period;

(8) Kunze acknowledges and understands that he may revoke this Agreement within seven (7) calendar days of the date on which Kunze executes this document.

Should Kunze wish to exercise his right to revoke this Agreement, the revocation must be in writing and must be delivered by hand or certified mail within seven (7) calendar days of the date he executes this Agreement (the "**Revocation Period**") and delivered to:

Thomas Valentyn
Vice President, General Counsel & Secretary for Regal Rexnord
200 State Street
Beloit, WI 53511
Thomas.valentyn@regalrexnord.com

and

(9) this Agreement shall not become effective until the Revocation Period has passed without Kunze's revocation of the Agreement during the Revocation Period. If Kunze revokes this Agreement, Kunze will be deemed not to have accepted the terms of this Agreement and Regal Rexnord will have no obligations hereunder.

III. PROTECTIVE COVENANTS

A. Non-Disparagement. Kunze agrees that he has not and will not make statements to customers and suppliers of Regal Rexnord or to other members of the public, including on social media, that are in any way disparaging or negative towards Regal Rexnord, Regal Rexnord's products or services, or Regal Rexnord's representatives or employees. However, nothing in this Agreement prohibits Kunze from fully and candidly discussing employment matters with a governmental agency.

B. Non-Disclosure Obligations. Notwithstanding anything in Article IV, Paragraph K below that might otherwise be construed to the contrary, Kunze agrees, for consideration provided herein, and for further consideration set forth in the Retirement Agreement, to abide by the provisions of the "Employee Innovation and Proprietary Information Agreement" ("EIPIA") attached hereto as Exhibit B and incorporated herein by reference.

C. Protective Covenants. Notwithstanding anything in Article IV, Paragraph K below that might otherwise be construed to the contrary, Kunze agrees, for consideration provided herein, and for further consideration set forth in the Retirement Agreement, to abide by the provisions of the "Non-Competition, Non-Solicitation and Non-Interference Agreement" attached hereto as Exhibit C and incorporated herein by reference.

IV. MISCELLANEOUS

A. No Additional Payments. Kunze is not owed nor shall he accrue or be entitled to receive any other wages, salary, benefits, bonuses, fees, stock options, commissions, or any other form of benefits, compensation, or remuneration of any kind from Regal Rexnord and/or the Released Parties, with the exception of those set forth above.

B. Return of Company Property. Kunze represents and agrees that on or before the Termination Date, Kunze will return to Regal Rexnord all the Company property within Kunze's possession or control, including, but not limited to, mobile devices (and spare parts), keys, computers and peripheral equipment, software, automobiles, equipment, customer lists, forms, plans, documents, and other written and computer material, and copies of the same, belonging to Regal Rexnord or its affiliates, or any of their customers, and Kunze will not at any time copy or reproduce the same.

C. No Assignment. Kunze hereby represents and warrants that Kunze has not assigned or otherwise transferred to any other person or entity any interest in any claim, demand, action, and/or cause of action Kunze has, or may have, or may claim to have against any Released Party. Kunze agrees to indemnify and hold harmless all of the Released Parties from any and all injuries, harm, damages, costs, losses, expenses, and/or liability, including reasonable attorneys' fees and court costs, incurred as a result of any claims or demands which may hereafter be asserted against any such Released Parties by, through, or by virtue of an assignment or other transfer by Kunze.

D. **Cooperation**. Kunze agrees to cooperate fully with Regal Rexnord to facilitate an orderly transition of his job responsibilities. Kunze also agrees to cooperate with Regal Rexnord regarding any pending, or subsequently filed, litigation, claims, or other dispute involving Regal Rexnord that relate to matters within the knowledge or responsibility of Kunze during his employment with Regal Rexnord. Without limiting the foregoing, Kunze agrees (i) to meet with Regal Rexnord representatives, its counsel, or other designees at mutually convenient times and places with respect to any items within the scope of this provision; (ii) to provide truthful testimony regarding same to any court, agency, or other adjudicatory body; and (iii) to provide Regal Rexnord with notice of contact by any adverse party or such adverse party's representative except as may be required by law. Kunze agrees that any payments he receives pursuant to the Retirement Agreement is intended to fully compensate him for any services he performs pursuant to this cooperation clause. However, Regal Rexnord will reimburse Kunze for all reasonable out-of-pocket expenses that are authorized by Regal Rexnord before being incurred in connection with the cooperation described in this paragraph.

E. **No Admission of Liability**. This Agreement, the offer of this Agreement, and compliance with this Agreement shall not constitute or be construed as an admission by the Released Parties, or any of them individually, of any wrongdoing or liability of any kind or an admission by any party (Kunze or Released Parties). This Agreement shall not be admissible in any judicial, administrative, or other proceeding or cause of action as an admission of liability or for any purpose other than to enforce the terms of this Agreement.

F. **Contractual Agreement; Governing Law**. The parties agree that the terms of this Agreement are contractual in nature and not merely recitals and shall be governed and construed in accordance with the laws of the State of Indiana, without regard to principles of conflicts of law. The parties further agree that should any part of this Agreement be declared or determined by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the parties intend that the legality, validity, and enforceability of the remaining parts shall not be affected thereby, and said illegal, invalid, or unenforceable part shall be deemed not to be a part of this Agreement. The forum and venue to decide any disputes arising under this Agreement shall be a court of competent jurisdiction in Indiana. Kunze consents to the jurisdiction of the courts located in Indiana over him and waives any and all objections to the exercise of jurisdiction over him by such court. Regal Rexnord and Kunze hereby waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement. If either party believes they will suffer irreparable harm as a result of breach of this Agreement, the party can seek immediate injunctive relief.

G. **Successors**. This Agreement shall be binding upon and the benefits shall inure to Kunze and Kunze's heirs, and to the Company and its successors and assigns.

H. **Waivers**. No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by the party to this Agreement against whom such waiver is sought to be enforced. The waiver by any party hereto of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party, nor shall any waiver operate or be construed as a rescission or revocation of this Agreement.

I. **Notices.** All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date deposited in a receptacle maintained by the United States Postal Service for such purpose, postage prepaid, by certified mail, return receipt requested, and addressed as follows:

If to the Company:

Thomas Valentyn
Vice President, General Counsel & Secretary for Regal Rexnord
200 State Street
Beloit, WI 53511
thomas.valentyn@regalrexnord.com

If to Kunze: at the address set forth below Kunze signature on the signature page hereto.

Either party hereto may designate a different address by providing written notice of such new address to the other party hereto.

J. **Severability.** Each of Kunze's obligations under this Agreement shall be considered a separate and severable obligation. If a court determines that a restriction in this Agreement cannot be enforced as written due to an overbroad limitation (such as time, geography, or scope of activity), the parties agree that the court shall reform or modify the restrictions or enforce the restrictions to such lesser extent as is allowed by law. If, despite the foregoing, any provision contained in this Agreement is determined to be void or unenforceable, in whole or in part, then the other provisions of this Agreement will remain in full force and effect.

K. **Entire Agreement.** Kunze agrees that in executing this Agreement, Kunze does not rely and has not relied on any document, representation, or statement, whether written or oral, other than those specifically set forth in this Agreement. Except where otherwise expressly provided for herein, and subject to the limitations set forth in Article III, Paragraph B and C, Non-Disclosure Obligations and Protective Covenants, respectively, above, the parties agree that this Agreement constitutes the entire agreement between Kunze and the Company, supersedes any and all prior agreements or understandings, written or oral, pertaining to the subject matter of this Agreement, and contains all the covenants and agreements in any manner whatsoever between the parties with respect to such matters. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. This Agreement cannot be changed or terminated orally, but may be changed only through written addendum executed by both parties.

L. **Mutual Drafting**. The wording in this Agreement was reviewed and accepted by all parties after reasonable time to review with legal counsel, and no party shall be entitled to have any wording of this Agreement construed against the other party as the drafter of the Agreement in the event of any dispute in connection with this Agreement.

M. **Understanding of Agreement**. Kunze declares that the terms of this Agreement have been completely read, are fully understood, and are voluntarily accepted, after complete consideration of all facts and Kunze's legal rights, of which Kunze has been fully advised by

Kunze's attorney, to the extent he sought his attorney's advice, for the purpose of making a full and final compromise, adjustment and settlement of any and all claims, disputed or otherwise, that Kunze may have against the Released Parties.

N. **Counterparts**. This Agreement may be executed in multiple counterparts each of which shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Agreement shall be deemed to be an executed original thereof.

O. **Affiliates**. For purposes of this Agreement an "affiliate" of the Company is any entity controlling, controlled by, or under common control with the Company.

P. **Tax Indemnification**. The Company makes no representations regarding the taxability or legal effect of the payment described in Article I, and Kunze is not relying on any statement or representation of the Company in this regard. Kunze will be solely responsible for the payment of any taxes and penalties assessed on the payment and will defend, indemnify and hold the Company free and harmless from and against any claims relating to the taxability, if any, of the payment. The Company shall issue to Kunze an IRS Form W-2 for the payment described in Article I above.

Q. **Execution**. Kunze understands he must sign this Agreement on or before August 5, 2022 (21 days after receipt), and Kunze acknowledges his understanding that, if this Agreement is not signed by that date, the Agreement is no longer valid.

PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

KUNZE ACKNOWLEDGES AND AGREES THAT HE HAS BEEN ADVISED THAT THIS AGREEMENT IS A BINDING AND LEGAL DOCUMENT. KUNZE FURTHER AGREES THAT HE HAS HAD AT LEAST TWENTY-ONE (21) DAYS TO REVIEW THE PROVISIONS OF THIS AGREEMENT AND HAS BEEN ADVISED TO SEEK LEGAL ADVICE REGARDING ALL ITS ASPECTS, AND THAT IN EXECUTING THIS AGREEMENT KUNZE HAS ACTED VOLUNTARILY AND HAS NOT RELIED UPON ANY REPRESENTATION MADE BY THE COMPANY OR ANY OF ITS EMPLOYEES OR REPRESENTATIVES REGARDING THIS AGREEMENT'S SUBJECT MATTER AND/OR EFFECT. KUNZE HAS READ AND FULLY UNDERSTANDS THIS AGREEMENT AND VOLUNTARILY AGREES TO ITS TERMS.

AGREED AND UNDERSTOOD:IN WITNESS WHEREOF, the parties have executed this Agreement as follows:

JOHN C. KUNZE

[signature]
John C. Kunze Signature

14714 Remington Place
Address

Fort Wayne, IN 46814
City, State, Zip

JKUNZE1035@GMAIL.COM
Email

Date: 7/18/22

REGAL REXNORD CORPORATION

By: [signature]

Name: Cheryl Lewis
Title: CHRO

4873-4940-4713.1 / 097914-1002

EXHIBIT A - Retirement Agreement

RETIREMENT AGREEMENT AND GENERAL RELEASE OF CLAIMS

This Retirement Agreement and General Release of Claims ("**Agreement**") is entered into by and between John C. Kunze ("**Kunze**" or "**Employee**") and Regal Rexnord Corporation ("**Regal Rexnord**" or the "**Company**"), collectively the "**Parties**."

WHEREAS, Kunze was employed by Regal Rexnord as President, Climate Solutions Segment located at 1946 W Cook Rd, Fort Wayne, Indiana 46818;

WHEREAS, the Parties mutually desire to settle any disputes, known and unknown, in an amicable way, whether related to the termination of Kunze's employment with Regal Rexnord or otherwise, in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, Kunze can represent his departure from Regal Rexnord as "mutual" or "voluntary;" and

WHEREAS, Kunze's employment with Regal Rexnord ended on Friday, September 30, 2022 ("**Termination Date**" or "**Retirement Date**");

WHEREAS, after Kunze has accepted this Agreement by signing it below, he may revoke acceptance of this Agreement for a period of seven (7) calendar days after the date Kunze signs it (the "**Revocation Period**"), as set forth in Section II E below. This Agreement shall become effective on the day after the expiration of the applicable Revocation Period unless Kunze revokes the Agreement during the Revocation Period (the "**Effective Date**").

NOW, THEREFORE, in consideration of the promises contained in this Agreement, the Parties to this Agreement agree as follows:

I. PAYMENTS AND BENEFITS

A. Payments.

(a) Kunze will be paid a lump sum cash payment of $420,786, less applicable taxes and withholdings;

(b) Kunze will be paid a lump sum cash payment representing a prorated amount of his 2022 Annual Incentive Award calculated based on the actual performance of the Company and the Climate Solutions Segment through his Retirement Date in a manner consistent with the terms of the award; while the performance-based amount will not be known until release of 3Q2022 earnings and could vary significantly, the target amount for Kunze on a pro rata basis (equal to 3/4ths of 70% X base salary) would be $220,913, less applicable taxes and withholdings;

B. Acceleration and Other Benefits.

(a) Kunze's unvested portions of grants of Restricted Stock Units of dates 2/18/2020, 2/23/2021, 10/4/2021, and 2/23/2022 ("**RSUs**") will become fully vested as of the Retirement Date, amounting to a total of 2,455 RRX shares;

(b) Kunze's performance share unit awards of 2/18/2020, 11/12/2020, and 10/4/2021 covering the performance period including fiscal years 2020, 2021 and 2022 ("**PSUs**") will be deemed earned and calculated based on actual performance in each of fiscal year 2020, 2021, and fiscal year 2022, amounting to a total of 2,689 RRX shares at target, to be adjusted up or down depending on performance over the entire performance period, with the resulting number of shares being awarded in the Company's ordinary cycle for such awards, however without application of any withholding of taxes or other deductions to the awarded shares, such being the sole responsibility of Kunze; and

(c) Kunze's unvested portions of grants of Stock Settled Appreciation Rights of dates 5/9/2018, 5/8/2019, 2/18/2020, 2/23/2021, 10/4/2021, and 2/23/2022 ("**SSARs**") will become fully vested as of the Retirement Date, amounting to a total of 11,418 SSARs exercisable within 180 days from the Retirement Date at the respective exercise prices established for each grant.

Payments, Acceleration and Other Benefits are collectively referred to herein as the "Payments and Benefits").

Except as specified below, the Payments and Benefits will be provided to Kunze as soon as practicable and only after the Effective Date and execution of the agreement as described in Section II E. The pro-rated annual incentive award of Article I, para. A, sub (b)will be further held and paid when confirmed on or about November 10, 2022, and the PSUs deemed earned at the end of fiscal year 2022 per Article I, para. B, sub (b) will be finally calculated and awarded on or about February 28, 2023.

Kunze acknowledges that the Payments and Benefits are not payments or benefits to which Kunze is otherwise entitled, and such amounts constitute the consideration for Kunze's waivers covenants and release specified in Articles II and III below.

II. RELEASE OF CLAIMS AND COVENANT NOT TO SUE

A. Release. Kunze, for himself and his heirs, executors, administrators, and assigns, agrees to, and hereby does, forever release Regal Rexnord, its parent, and any affiliated organizations, and the shareholders, directors, officers, agents, insurers, attorneys, and employees of each of these organizations ("**Released Parties**") from, and waives, any and all claims or causes of action, whether known or unknown, asserted or un-asserted, that Kunze has, had, or may have as a result of any act, failure to act, or omission of any kind on the part of the Released Parties from Kunze's date of hire up to the date he executes this Agreement. Without limiting the generality of the foregoing, this Release applies to: (a) any and all claims in any way related to Kunze's employment with Regal Rexnord or termination thereof; (b) any and all claims for additional compensation, bonuses, or benefits under any benefit plan, policy, or practice, except for those

referenced in this Agreement and those benefits routinely payable under the benefit plans in which Kunze participated immediately prior to termination, if any; (c) any and all claims for wrongful discharge, misrepresentation, defamation, fraudulent concealment, negligent supervision, negligent retention, negligent or intentional infliction of emotional distress, tortious interference with contractual relations, tortious interference with prospective contractual relations, restitution, payment of monies such as wages, vacation pay, and other paid time, outrageous behavior, breach of express or implied contract, promissory estoppel, breach of any implied duty of good faith, or under any other theory of recovery; (d) any and all claims under or pursuant to any other agreement; (e) any and all claims under the Family Medical Leave Act, Americans With Disabilities Act, Age Discrimination In Employment Act, Older Worker Benefit Protection Act, National Labor Relations Act, Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act, the Reconstruction Era Civil Rights Acts, United States Executive Orders 11246 and 11375, 42 U.S.C. Sections 1981 and 1985, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Employee Retirement Income Security Act of 1974, , the Indiana Civil Rights Act, the Indiana Age Discrimination Act, the Indiana Employment Discrimination Against Disabled Persons Act, Indiana Wage Payment and Wage Claims Acts, Ind. Code Ann. §§ 22-9-1-3, 22-9-2-1, 22-9-2-2, 22-9-5-1 *et. seq*, any amendments to any of the foregoing, any other employment or wrongful discharge provision of Indiana law, any amendments to any of the foregoing, any other employment or wrongful discharge provision of Indiana law, and any state, federal, or local wage payment laws, family and/or medical leave laws, and any other federal, state or local law, statute, ordinance, rule, regulation, or executive order relating to employment and/or discrimination in employment; and (f) any claims for compensatory, consequential, or punitive damages, back pay, front pay, costs, attorney's fees, interest, or other expenses; except an action to enforce the terms and conditions of this Agreement. This release does not purport to waive claims arising under the above laws that might allegedly occur after the date of this Agreement or claims that cannot by law be released by private agreement. This release also does not waive Kunze's entitlement to vested benefits under any pension or 401(k) plan or other ERISA-governed benefit plan provided by Regal Rexnord. In addition, the above release does not waive claims that Kunze could make, if available, for unemployment or worker's compensation.

B. Covenant Not to Sue. Kunze, for himself and his heirs, executors, administrators and assigns covenants and agrees not to sue or bring any action, whether federal, state, local, judicial or administrative, now or at any future time, against the Released Parties with respect to any claims released by this Agreement. Nothing in this Agreement limits or affects Kunze's right to challenge the validity of this Agreement under the ADEA or the OWBPA, prevents Kunze from communicating with, filing a charge or complaint with, providing documents or information voluntarily or in response to a subpoena or other information request to, or from participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission, National Labor Relations Board, the Securities and Exchange Commission, law enforcement, or any other any federal, state or local agency charged with the enforcement of any laws, or from responding to a subpoena or discovery request in court litigation or arbitration, including providing documents or any other information, or limits Kunze from exercising rights under Section 7 of the NLRA or similar state law to engage in protected, concerted activity with other employees, although by signing this Agreement Kunze is waiving rights to individual relief (including backpay, frontpay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by Kunze on Kunze's behalf by any third party, except for any right you

may have to receive a payment or award from a government agency (and not any of the Released Parties) for information provided to the government agency or otherwise where prohibited.

C. **Waiver of Unknown Claims.** Kunze intends that this Agreement shall bar each and every claim, demand, and cause of action hereinabove specified, whether known or unknown to him at the time of execution of this Agreement. As a result, Kunze acknowledges that he might, in the future, discover claims or facts in addition to or different from those which he now knows or believes to exist with respect to the subject matters of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected the terms of this Agreement. Nevertheless, Kunze hereby waives any right, claim, or cause of action that might arise as a result of such different or additional claims or facts.

D. **No Pending Claims.** Kunze represents and warrants that he does not: (i) have any pending complaints, charges, or claims for relief against Regal Rexnord, or any of the Released Parties, with any local, state, or federal court or administrative agency, including, but not limited to, any worker's compensation claim; (ii) has reported to Regal Rexnord any and all work-related injuries incurred during employment; and (iii) have a pending claim of unlawful discrimination, harassment, sexual harassment, abuse, assault, or other criminal conduct, or retaliation against Regal Rexnord or any of the Released Parties.

E. **ADEA Release.** Kunze hereby acknowledges that he is knowingly and voluntarily entering into this Agreement with the purpose of waiving and releasing any claims under the Age Discrimination in Employment Act ("**ADEA**"), and as such, Kunze acknowledges and agrees that:

(1) this Agreement is worded in an understandable way and he has read and fully understands its terms;

(2) any rights or claims arising under the ADEA are waived;

(3) claims under the ADEA that may arise after this Agreement is executed are not waived;

(4) the rights and claims waived in this Agreement are in exchange for additional consideration over and above anything to which Kunze was already undisputedly entitled;

(5) Kunze has been advised, in writing, by the Company to consult with an attorney prior to executing this Agreement;

(6) Kunze has been afforded twenty-one (21) days from the date he receives this Agreement to consider its terms, provided, however, Kunze may waive the full twenty-one (21) day period and sign this Agreement at an earlier date;

(7) any changes made to this Agreement, whether material or immaterial, will not restart the running of this twenty-one-day (21-day) period;

(8) Kunze acknowledges and understands that he may revoke this Agreement within seven (7) calendar days of the date on which Kunze executes this document.

Should Kunze wish to exercise his right to revoke this Agreement, the revocation must be in writing and must be delivered by hand or certified mail within seven (7) calendar days of the date he executes this Agreement (the "**Revocation Period**") and delivered to:

Thomas Valentyn
Vice President, General Counsel & Secretary for Regal Rexnord
200 State Street
Beloit, WI 53511
Thomas.valentyn@regalrexnord.com

and

(9) this Agreement shall not become effective until the Revocation Period has passed without Kunze's revocation of the Agreement during the Revocation Period. If Kunze revokes this Agreement, Kunze will be deemed not to have accepted the terms of this Agreement and Regal will have no obligations hereunder.

III. PROTECTIVE COVENANTS

A. Non-Disparagement. Kunze agrees that he has not and will not make statements to customers and suppliers of Regal Rexnord or to other members of the public, including on social media, that are in any way disparaging or negative towards Regal Rexnord, Regal Rexnord's products or services, or Regal Rexnord's representatives or employees. However, nothing in this Agreement prohibits Kunze from fully and candidly discussing employment matters with a governmental agency.

B. Non-Disclosure, and Protective Covenants. Kunze acknowledges and agrees that notwithstanding anything in Article IV, Paragraph K below that might otherwise be construed to the contrary the protective covenants set forth in Exhibit B and C of the Separation Agreement and General Release of Claims he previously executed are incorporated herein by reference and remain in full force and effect, and the post-employment restrictions start as of the Termination Date set forth in this Agreement.

IV. MISCELLANEOUS

A. No Additional Payments. Kunze is not owed nor shall he accrue or be entitled to receive any other wages, salary, benefits, bonuses, fees, stock options, commissions, or any other form of benefits, compensation, or remuneration of any kind from Regal Rexnord and/or the Released Parties, with the exception of those set forth above.

B. Return of Company Property. Kunze represents and agrees that, except where agreed otherwise, on or before the Termination Date, Kunze returned to Regal Rexnord all the Company property within Kunze's possession or control, including, but not limited to, mobile

devices (and spare parts), keys, computers and peripheral equipment, software, automobiles, equipment, customer lists, forms, plans, documents, and other written and computer material, and copies of the same, belonging to Regal Rexnord or its affiliates, or any of their customers, and Kunze will not at any time copy or reproduce the same. Should Kunze discover after the Termination Date that he inadvertently retained possession of any Company property, he will immediately notify Regal Rexnord and return any and all such property.

C. **No Assignment**. Kunze hereby represents and warrants that Kunze has not assigned or otherwise transferred to any other person or entity any interest in any claim, demand, action, and/or cause of action Kunze has, or may have, or may claim to have against any Released Party. Kunze agrees to indemnify and hold harmless all of the Released Parties from any and all injuries, harm, damages, costs, losses, expenses, and/or liability, including reasonable attorneys' fees and court costs, incurred as a result of any claims or demands which may hereafter be asserted against any such Released Parties by, through, or by virtue of an assignment or other transfer by Kunze.

D. **Cooperation.** Kunze agrees to cooperate fully with Regal Rexnord to facilitate an orderly transition of his job responsibilities. Kunze also agrees to cooperate with Regal Rexnord regarding any pending, or subsequently filed, litigation, claims, or other dispute involving Regal Rexnord that relate to matters within the knowledge or responsibility of Kunze during his employment with Regal Rexnord. Without limiting the foregoing, Kunze agrees (i) to meet with Regal Rexnord representatives, its counsel, or other designees at mutually convenient times and places with respect to any items within the scope of this provision; (ii) to provide truthful testimony regarding same to any court, agency, or other adjudicatory body; and (iii) to provide Regal Rexnord with notice of contact by any adverse party or such adverse party's representative except as may be required by law. Kunze agrees that any payments he receives pursuant to this Agreement is intended to fully compensate him for any services he performs pursuant to this cooperation clause. However, Regal Rexnord will reimburse Kunze for all reasonable out-of-pocket expenses that are authorized by Regal Rexnord before being incurred in connection with the cooperation described in this paragraph.

E. **No Admission of Liability**. This Agreement, the offer of this Agreement, and compliance with this Agreement shall not constitute or be construed as an admission by the Released Parties, or any of them individually, of any wrongdoing or liability of any kind or an admission by any party (Kunze or Released Parties). This Agreement shall not be admissible in any judicial, administrative, or other proceeding or cause of action as an admission of liability or for any purpose other than to enforce the terms of this Agreement.

F. **Contractual Agreement; Governing Law**. The parties agree that the terms of this Agreement are contractual in nature and not merely recitals and shall be governed and construed in accordance with the laws of the State of Indiana, without regard to principles of conflicts of law. The parties further agree that should any part of this Agreement be declared or determined by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the parties intend that the legality, validity, and enforceability of the remaining parts shall not be affected thereby, and said illegal, invalid, or unenforceable part shall be deemed not to be a part of this Agreement. The forum and venue to decide any disputes arising under this Agreement shall be a court of competent jurisdiction in Indiana. Kunze consents to the jurisdiction of the courts located in Indiana over him

and waives any and all objections to the exercise of jurisdiction over him by such court. Regal and Kunze hereby waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement. If either party believes they will suffer irreparable harm as a result of breach of this Agreement, the party can seek immediate injunctive relief.

G. **Successors**. This Agreement shall be binding upon and the benefits shall inure to Kunze and Kunze's heirs, and to the Company and its successors and assigns.

H. **Waivers**. No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by the party to this Agreement against whom such waiver is sought to be enforced. The waiver by any party hereto of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party, nor shall any waiver operate or be construed as a rescission or revocation of this Agreement.

I. **Notices.** All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date deposited in a receptacle maintained by the United States Postal Service for such purpose, postage prepaid, by certified mail, return receipt requested, and addressed as follows:

If to the Company:
Thomas Valentyn
Vice President, General Counsel & Secretary for Regal Rexnord
200 State Street
Beloit, WI 53511
thomas.valentyn@regalrexnord.com

If to Kunze: at the address set forth below Kunze's signature on the signature page hereto.

Either party hereto may designate a different address by providing written notice of such new address to the other party hereto.

J. **Severability.** Each of Kunze's obligations under this Agreement shall be considered a separate and severable obligation. If a court determines that a restriction in this Agreement cannot be enforced as written due to an overbroad limitation (such as time, geography, or scope of activity), the parties agree that the court shall reform or modify the restrictions or enforce the restrictions to such lesser extent as is allowed by law. If, despite the foregoing, any provision contained in this Agreement is determined to be void or unenforceable, in whole or in part, then the other provisions of this Agreement will remain in full force and effect.

K. **Entire Agreement.** Kunze agrees that in executing this Agreement, Kunze does not rely and has not relied on any document, representation, or statement, whether written or oral, other than those specifically set forth in this Agreement. Except where otherwise expressly provided for herein, and subject to the limitations set forth in Article III, Paragraph B, Non-Disclosure Obligations and Protective Covenants, above, the parties agree that this Agreement

constitutes the entire agreement between Kunze and the Company, supersedes any and all prior agreements or understandings, written or oral, pertaining to the subject matter of this Agreement, and contains all the covenants and agreements in any manner whatsoever between the parties with respect to such matters. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. This Agreement cannot be changed or terminated orally, but may be changed only through written addendum executed by both parties.

L. **Mutual Drafting**. The wording in this Agreement was reviewed and accepted by all parties after reasonable time to review with legal counsel, and no party shall be entitled to have any wording of this Agreement construed against the other party as the drafter of the Agreement in the event of any dispute in connection with this Agreement.

M. **Understanding of Agreement**. Kunze declares that the terms of this Agreement have been completely read, are fully understood, and are voluntarily accepted, after complete consideration of all facts and Kunze's legal rights, of which Kunze has been fully advised by Kunze's attorney, to the extent he sought his attorney's advice, for the purpose of making a full and final compromise, adjustment and settlement of any and all claims, disputed or otherwise, that Kunze may have against the Released Parties.

N. **Counterparts**. This Agreement may be executed in multiple counterparts each of which shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Agreement shall be deemed to be an executed original thereof.

O. **Affiliates**. For purposes of this Agreement an "affiliate" of the Company is any entity controlling, controlled by, or under common control with the Company.

P. **Tax Indemnification**. The Company makes no representations regarding the taxability or legal effect of the payment described in Article I, and Kunze is not relying on any statement or representation of the Company in this regard. Kunze will be solely responsible for the payment of any taxes and penalties assessed on the payment and will defend, indemnify and hold the Company free and harmless from and against any claims relating to the taxability, if any, of the payment. The Company shall issue to Kunze an IRS Form W-2 for the payments described in Article I above.

Q. **Execution**. Kunze understands he must sign this Agreement on or before October 21, 2022 (21 days after receipt), and Kunze acknowledges his understanding that, if this Agreement is not signed by that date, the Agreement is no longer valid.

R. **Compliance With 409A.** It is the intention and purpose of the parties that this Agreement and all payments and benefits hereunder shall be, at all relevant times, in compliance with (or exempt from) Code Section 409A and all other applicable laws, and this Agreement shall be so interpreted and administered. If necessary, any provision of this Agreement or part thereof that fails to comply with Section 409A shall be considered null and void. To the extent required by Code Section 409A, no benefits shall be paid under this Agreement during the six-month period following Kunze's Termination Date (the "Postponement Period"). If payment of benefits is

required to be delayed for the Postponement Period under Code Section 409A, the accumulated amounts withheld on account of Code Section 409A shall be paid in a lump sum payment within thirty (30) days after the end of the Postponement Period and no interest or other adjustment shall be made for the delayed payment. If Kunze dies during the Postponement Period prior to the payment of benefits, the amounts withheld on account of Code Section 409A shall be paid to Kunze's estate within sixty (60) days after Kunze's death.

This Agreement is intended to meet the requirements of the "short-term deferral" exception, the "separation pay" exception and other exceptions under Code Section 409A. Notwithstanding anything in the Agreement to the contrary, if required by Code Section 409A, payments may only be made under this Agreement upon an event and in a manner permitted by Code Section 409A, to the extent applicable. For purposes of Code Section 409A, any payment required to be made hereunder shall be treated as separate from any other payment or payments required to be made hereunder, and the right to a series of payments under the Agreement shall be treated as a right to a series of separate payments. For purposes of the Agreement, references to a "termination," "termination of employment," or like terms shall mean "separation from service" as defined under Code Section 409A to the extent applicable. In no event may Kunze designate the year of payment for any amounts payable under the Agreement except as agreed upon herein.

PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

KUNZE ACKNOWLEDGES AND AGREES THAT HE HAS BEEN ADVISED THAT THIS AGREEMENT IS A BINDING AND LEGAL DOCUMENT. KUNZE FURTHER AGREES THAT HE HAS HAD AT LEAST TWENTY-ONE (21) DAYS TO REVIEW THE PROVISIONS OF THIS AGREEMENT AND HAS BEEN ADVISED TO SEEK LEGAL ADVICE REGARDING ALL ITS ASPECTS, AND THAT IN EXECUTING THIS AGREEMENT KUNZE HAS ACTED VOLUNTARILY AND HAS NOT RELIED UPON ANY REPRESENTATION MADE BY THE COMPANY OR ANY OF ITS EMPLOYEES OR REPRESENTATIVES REGARDING THIS AGREEMENT'S SUBJECT MATTER AND/OR EFFECT. KUNZE HAS READ AND FULLY UNDERSTANDS THIS AGREEMENT AND VOLUNTARILY AGREES TO ITS TERMS.

AGREED AND UNDERSTOOD:IN WITNESS WHEREOF, the parties have executed this Agreement as follows:

JOHN C. KUNZE

____
John C. Kunze Signature

____
Address

____
City, State, Zip

____
Email

Date: ____________________________

REGAL REXNORD CORPORATION

By: ____________________________

Name: ____________________________
Title: ____________________________

4881-0976-1321.1 / 097914-1002

EXHIBIT B NON-DISCLOSURE EIPIA

EMPLOYEE INNOVATION AND PROPRIETARY INFORMATION AGREEMENT ("EIPIA")

Regal Rexnord Corporation, acting for itself and its Affiliates, (the "Company") and Employee, desiring to set forth their understandings regarding Employee's understandings regarding Employee's obligations and restrictions related to inventions, technical or business innovations, and the disclosure and use of Company Proprietary Information, agree as follows:

1. Consideration. Employee acknowledges that Employee's initial or continued employment, promotion, change in status, compensation increase and/or enrollment in the Company's Incentive Compensation Plan (as applicable), are consideration for Employee's entering into this Agreement. Employee acknowledges that this consideration is sufficient to fully and adequately compensate Employee for agreeing to the obligations and restrictions contained herein.

2. Proprietary Information and Trade Secrets.

(a) Definitions.

(i) "Proprietary Information" shall mean information, to the extent it is not a trade secret, that is possessed by or developed for Company and that relates to the Company's business or technology, including but not limited to designs, drawings, diagrams, manuals, notebooks, reports, models, inventions, formulas, processes, machines, compositions, computer programs, accounting methods, sales and other financial records, quotation files, billing files, supplier information, cost estimates, business plans and strategies, new product plans, existing or proposed bids, technical developments, existing or proposed research projects, financial or business projections, investments, marketing plans and strategies, pricing and cost information, negotiations strategies, sales strategies, training information and materials, employee compensation and other employee information, customer or potential customer lists and files, customer purchasing history, and information generated for customer engagements or potential acquisition candidates. Proprietary Information also includes information received by the Company from others that the Company has an obligation to treat as confidential, including information obtained in connection with customer or supplier engagements and due diligence information gained as a result of a potential acquisition. Proprietary Information shall not include information that is or becomes available to the public through no wrongful act or omission of Employee or any other person under a duty of confidentiality to Company.

(ii) "Trade Secret" shall mean information, including a formula, pattern, compilation, program, device, method, technique, or process, that: (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

(iii) "Affiliate" shall mean an entity that is directly or indirectly controlled by Regal Rexnord Corporation. "Control" shall mean the right to cast, directly or indirectly, more than 50% of the voting interests in an entity.

(iv) "Employee" shall mean the person entering into this Agreement who is an employee of Regal Rexnord Corporation or of any Affiliate. A person does not cease to be an Employee, for purposes of this Agreement, if/when she/he transfers between and/or among Regal Rexnord Corporation and any one or more of its Affiliates.

(v) "Company" and "Regal Rexnord Corporation, acting for itself and its Affiliates ("Company")" shall mean the Regal Rexnord Corporation, any Affiliate that employs Employee, and/or any Affiliate to which any Proprietary Information or Trade Secret within the scope of this Agreement relates.

(b) Disclosure and Assignment to the Company – Inventions and Innovations. Employee agrees to:

(i) disclose and assign to the Company as the Company's exclusive property and hereby assigns to the Company as the Company's exclusive property, all inventions and technical or business innovations, including but not limited to all patentable and copyrightable subject matter (collectively, the "Innovations") developed, authored or conceived by Employee solely or jointly with others during the period of Employee's employment, (1) that are along the lines of the business, work or investigations of the Company to which Employee's employment relates or as to which Employee may receive information due to Employee's employment with the Company, or (2) that result from or are suggested by any work which Employee may do for the Company or (3) that are otherwise made through the use of Company time, facilities or materials. To the extent any of the Innovations is copyrightable, each such Innovation shall be considered a "work for hire";

(ii) execute all necessary papers and otherwise provide proper assistance (at the Company's expense), during and subsequent to Employee's employment, to enable the Company to obtain for itself or its nominees, all right, title, and interest in and to patents, copyrights, trademarks or other legal protection for such Innovations in any and all countries;

(iii) make and maintain for the Company adequate and current written records of all such Innovations

(iv) upon any termination of Employee's employment, deliver to the Company promptly all items which belong to the Company or which by their nature are for the use of Company employees only, including, without limitation, all written and other materials which are of a secret* or confidential* nature relating to the business of the Company;

(v) not disclose or use in Employee's work with the Company any secret or confidential information of others (including any prior employers), or any inventions or innovations of Employee or of others, that are not included within the scope of this Agreement; and

(vi) in the event Company is unable for any reason whatsoever to secure Employee's signature to any lawful and necessary documents required, including those necessary for the assignment of, application for, or prosecution of any United States or foreign application for letters patent or copyright for any Innovation, Employee hereby irrevocably designates and appoints Company and its duly authorized officers and agents as Employee's agent and attorney-in-fact, to act for and in Employee's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the assignment, prosecution, and issuance of letters patent or registration of copyright thereon with the same legal force and effect as if executed by Employee. Employee hereby waives and quitclaims to Company any and all claims, of any nature whatsoever, which Employee may now have or may hereafter have for infringement of any patent or copyright resulting from any such application.

(c) Disclosure, Use – Company's Proprietary Information. Employee agrees

that, during the term of Employee's relationship with Company and until the first to occur of (i) such time as the Proprietary Information becomes generally available to the public through no fault of Employee or other person under a duty of confidentiality to Company, (ii) such time as the Proprietary Information no longer provides a benefit to Company, or (iii) the second anniversary of the termination of Employee's employment with Company, Employee will not disclose or use, or cause to be disclosed or used, directly or indirectly, in any capacity, in any geographic area in which such use or disclosure could harm Company's existing or potential business interests, any Proprietary Information. This provision does not prohibit Employee's use of general skills acquired prior to or during employment by Company, as long as such use does not involve the use or disclosure of Proprietary Information or Trade Secrets.

(d) Trade Secrets. Notwithstanding any other provision in this Agreement, the parties agree that nothing in this Agreement shall be construed to limit or negate any statutory or common law of torts or trade secrets, where such law provides Company with broader protection than that provided in this Agreement. During Employee's employmentby Company, Employee shall do what is reasonably necessary to prevent misappropriation or unauthorized disclosure of the Company's Trade Secrets. After termination of employment, Employee shall not use or disclose Company's Trade Secrets as long as they remain Trade Secrets. Employee understands, however, that Employee may not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made: (a) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, provided that such disclosure is solely for the purpose of reporting or investigating a suspected violation of law, or (b) in a complaint or other document filed in a lawsuit or other proceeding and that such filing is made under seal. Additionally, in the event Employee files a lawsuit against the Company for retaliation for reporting a suspected violation of law, Employee has the right to provide trade secret information to Employee's attorney and use the trade secret information in the court proceeding, although Employee must file any document containing the trade secret under seal and may not disclose the trade secret, except pursuant to court order.

3. Specific Performance. Employee acknowledges and agrees that irreparable injury to Company may result in the event that Employee breaches any covenant in this Agreement, and that the remedy at law for the breach of any such covenant will be inadequate. Employee agrees that, if Employee engages in any act in violation of any provision of paragraph 2(b), 2(c), or 2(d), including without limitation any subparagraph, Company shall be entitled, in addition to such other remedies and damages that may be available to it by law or under this Agreement, to injunctive relief to enforce such provisions without the necessity of posting a bond.

4. Miscellaneous.

(a) This Agreement does not constitute a guarantee of employment. Nor does it constitute a guarantee that Employee's compensation structure shall remain unchanged in the future. Either party may terminate the employment relationship at any time and for any reason. Termination of employment shall not affect the enforceability of this Agreement. Similarly, future changes to Employee's compensation shall not affect the enforceability of this Agreement.

(b) All provisions in this Agreement, including subparagraphs, are severable, and the unenforceability of any provision shall not affect the enforceability of any other provision. The parties agree that each covenant contained in paragraph 2(b), 2(c) and 2(d), including without limitation any subparagraphs, is separate and independent.

(c) Company may assign this Agreement to a successor entity without notification to, or the consent of, Employee. This Agreement shall be binding upon Employee, and shall inure to the benefit of Company, its successors and assigns.

(d) Discharge of Employee's undertakings in this Agreement shall be an obligation of Employee's executors, administrators, or other legal representatives or assigns.

(e) The failure by Company to enforce any right or remedy available to it under this Agreement shall not be construed to be a waiver of such right or remedy with respect to any other prior, concurrent or subsequent breach or failure. No waiver of rights under this Agreement shall be effective unless made in writing with specific reference to this Agreement.

(f) Employee agrees that Company may notify any third party about Employee's obligations under this Agreement until such time as Employee has performed all of Employee's obligations hereunder. Upon Company's request, Employee agrees to provide Company with information, including, but not limited to, supplying details of Employee's subsequent employment, sufficient to verify that Employee has not breached, or is not breaching, any covenant in this Agreement.

(g) This Agreement supersedes and replaces any existing agreement between the Company and Employee relating generally to the same subject matter. This agreement may not be modified or terminated, in whole or part, except in writing signed by an authorized representative of the Company.

(h) Employee represents that, except as stated below, Employee has no obligations to others in conflict with Employee's obligations and undertakings in this Agreement. (i) Employee acknowledges and agrees that Employee has carefully read this Agreement, understands its contents, has been given the opportunity to ask any questions concerning the Agreement and its contents, and has signed this Agreement as Employee's free and voluntary act.

*These terms are used in the ordinary sense and do not refer to official security classifications of the United States Government. Without limitation, examples of materials, information and data that may be of a secret or confidential nature are set forth in the definition of Proprietary Information in paragraph 2(a)(i).

Employee	Regal Rexnord Corporation
Sign:________________________	Sign:________________________
Name:________________________	Name:________________________
Title:________________________	Title: ________________________
Date:________________________	Date:________________________

EXHIBIT C PROTECTIVE - NON-COMPETITION

NON-COMPETITION, NON-SOLICITATION AND NON-INTERFERENCE AGREEMENT

Regal Rexnord Corporation, acting for itself and its Affiliates, (the "Company") and Employee, desiring to set forth their understandings regarding Employee's restrictions from competing against Company, agree as follows:

1. Consideration. Employee acknowledges that Employee's initial or continued employment, promotion, change in status, compensation increase and/or enrollment in the Company's Incentive Compensation Plan (as applicable), are consideration for Employee's entering into this Agreement. Employee acknowledges that this consideration is sufficient to fully and adequately compensate Employee for agreeing to the obligations and restrictions contained herein.

2. Definitions.

(a) "Non-competition Period" shall mean the twelve month period following the termination of Employee's employment with Company, or the duration of employment if less than twenty-four months.

(b) "Active Customers" shall mean any customer that Employee solicited or serviced on behalf of Company during the Measurement Period, or whose dealings with Company were coordinated or supervised, in whole or in part, by Employee during the Measurement Period, or about which Employee acquired Propriety Information through Employee's employment with Employer that would be useful to a competitor in obtaining competitive business from such customer.

(c) "Measurement Period" shall mean the twelve-month period preceding the termination of Employee's employment with Company, or the duration of employment if less than twelve months.

(d) "Affiliate" shall mean an entity that is directly or indirectly controlled by Regal Rexnord Corporation. "Control" shall mean the right to cast, directly or indirectly, more than 50% of the voting interests in an entity.

(e) "Employee" shall mean the person entering into this Agreement who is an employee of Regal Rexnord Corporation or of any Affiliate. A person does not cease to be an Employee, for purposes of this Agreement, if/when she/he transfers between and/or among Regal Rexnord Corporation and any one or more of its Affiliates.

(f)"Proprietary Information" shall mean information, to the extent it is not a trade secret, that is possessed by or developed for the Company and that relates to the Company's business or technology, including but not limited to designs, drawings, diagrams, manuals, notebooks, reports, models, inventions, formulas, processes, machines, compositions, computer programs, accounting methods, sales and other financial records, quotation files,

billing files, supplier information, cost estimates, business plans and strategies, new product plans, existing or proposed bids, technical developments, existing or proposed research projects, financial or business projections, investments, marketing plans and strategies, pricing and cost information, negotiations strategies, sales strategies, training information and materials, employee compensation and other employee information, customer or potential customer lists and files, customer purchasing history, and information generated for customer engagements or potential acquisition candidates. Proprietary Information also includes information received by the Company from others that the Company has an obligation to treat as confidential, including information obtained in connection with customer or supplier engagements and due diligence information gained as a result of a potential acquisition. Proprietary Information shall

not include information that is or becomes available to the public through no wrongful act or omission of Employee or any other person under a duty of confidentiality to the Company.

(g) "Prospective Customers" shall mean any person or entity that is the subject of an open bid or proposal at the time of Employee's termination and with regard to whom Employee had contact on behalf of the Company during the Measurement Period, or whose dealings with Company were coordinated or supervised, in whole or in part, by Employee during the Measurement Period.

3. Non-Competition During Employment. During Employee's employment with Company, Employee will devote such business time, attention and energies reasonably necessary to the diligent and faithful performance of the services to Company and its Affiliates, and will not engage in any way whatsoever, directly or indirectly (including by participating by providing financial support), in any business that is a direct competitor with Company's or its Affiliates' principal business, nor solicit customers, suppliers or employees of Company or Affiliates on behalf of, or in any other manner work for or assist any business which is a direct competitor with Company's or its Affiliates' principal business. The ownership of less than a 1% interest in a corporation or other entity whose securities are traded in a recognized stock exchange or traded in the over-the-counter market, even though that corporation or other entity may be a competitor of Company, shall not be deemed financial participation in a competitor. In addition, during Employee's employment with Company, Employee will undertake no planning for or organization of any business activity competitive with the work performed as an employee of Company, and Employee will not combine or conspire with any other employee of Company or any other person for the purpose of organizing any such competitive business activity.

4. Non-Competition Following Termination of Employment. Commencing on the termination of Employee's employment, for whatever reason and regardless of whether voluntary or involuntary, and during the Non-competition Period (as defined above), Employee will not accept a position or provide services to a competitor in a capacity in which it is reasonably likely that Employee would be called upon to use or disclose the Company's Proprietary Information (as defined above) or trade secrets to the Company's disadvantage. Prior to accepting any position with or providing services to a competitor during the Noncompetition Period, Employee shall notify Company of such proposed employment or services and Company agrees to provide Employee with timely notice of whether it considers such employment or services to violate Employee's obligations under this Agreement. Employee specifically acknowledges and agrees that the global restriction in this paragraph is necessary given the portability of Employer's Proprietary Information and the global reach of Employer's operations.

5. Non-Solicitation of Active Customers. Commencing on the termination of Employee's employment, for whatever reason and regardless of whether voluntary or involuntary, and during the Non-competition Period (as defined above), Employee will not, directly or indirectly, contact, solicit or service any Active Customers (as defined above) for the purpose of providing competitive products or services similar to those provided by Employee on behalf of Company during the Measurement Period (as defined above).

6. Non-Solicitation of Prospective Customers. Commencing on the termination of Employee's employment, for whatever reason and regardless of whether voluntary or involuntary, and for twelve months thereafter, Employee will not directly or indirectly, contact, solicit or service any Prospective Customers (as defined above) of Company for the purpose of providing competitive products or services similar to those provided by Employee on behalf of Company during the Measurement Period (as defined above).

7. Non-Interference with Existing Relationships. Commencing on the termination of Employee's employment, for whatever reason and regardless of whether voluntary or involuntary, and during the Non-competition Period, Employee will not, directly or indirectly, request or advise any Active Customers, or suppliers or vendors of Company about whom Employee obtained acquired Propriety Information through Employee's employment with Employer and who at the time of Employee's termination have, or have had, business relationships with Company during the Measurement Period, to withdraw, curtail or cancel any of their business or relations with Company.

8. Non-Interference with Employees and Agents. Commencing on the termination of Employee's employment, for whatever reason and regardless of whether voluntary or involuntary, and during the Non-competition Period, Employee shall not personally solicit any Company employee, agent, representative, or independent contractor who Employee supervised, with whom Employee worked, or about whom Employee learned confidential information pertaining to the employee's agent's, representative's or independent contractor's identity, performance, or interest in pursuing other opportunities to join, provide services to, or work for any competitor of the Company (or for any person or entity who intends to compete with the Company). Nothing in this Agreement shall otherwise prohibit Employee's future employer from hiring Company's employees without Employee's involvement.

9. Specific Performance and Other Remedies. Employee acknowledges and agrees that irreparable injury to Company may result in the event that Employee breaches any covenant in this Agreement, and that the remedy at law for the breach of any such covenant will be inadequate. If Employee engages in any act in violation of any provision of paragraphs 3 through 8, Employee agrees that Company shall be entitled, in addition to such other remedies and damages that may be available to it by law or under this Agreement, to injunctive relief to enforce such provisions without the necessity of posting a bond. Additionally, the Company shall be entitled to collect from Employee any costs and expenses, including its reasonable attorneys fees, incurred in connection with its enforcement of the provisions of this Agreement.

10. California Employees. The provisions of paragraphs 3-7 above apply only to the extent necessary to protect trade secrets of Employer.

11. Miscellaneous.

(a) This Agreement does not constitute a guarantee of employment or alter Employee's at-will employment status. Either party may terminate the employment relationship at any time and for any reason. Termination of employment shall not affect the enforceability of this Agreement.

(b) All provisions in this Agreement, including subparagraphs, are severable, and the unenforceability of any provision shall not affect the enforceability of any other provision. The parties agree that each covenant contained in paragraphs 3 through 8 are separate and independent.

(c) Company may assign this Agreement to a successor entity without notification to, or the consent of, Employee. This Agreement shall be binding upon Employee, and shall inure to the benefit of Company, its successors and assigns.

(d) The failure by Company to enforce any right or remedy available to it under this Agreement shall not be construed to be a waiver of such right or remedy with respect to any other prior, concurrent or subsequent breach or failure. No waiver of rights under this Agreement shall be effective unless made in writing with specific reference to this Agreement.

(e) Employee agrees that Company may notify any third party about Employee's

obligations under this Agreement until such time as Employee has performed all of Employee's obligations hereunder. Upon Company's request, Employee agrees to provide Company with information, including, but not limited to, supplying details of Employee's subsequent employment, sufficient to verify that Employee has not breached, or is not breaching, any covenant in this Agreement.

(f) The parties agree that nothing in this Agreement shall be construed to limit or negate any statutory or common law of torts or trade secrets, where such law provides Company with broader protection than that provided in this Agreement. During Employee's employment by Company, Employee shall do what is reasonably necessary to prevent misappropriation or unauthorized disclosure of Company's trade secrets. After termination of employment, Employee shall not use or disclose Company's trade secrets as long as they remain trade secrets. Employee understands, however, that Employee may not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made: (a) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, provided that such disclosure is solely for the purpose of reporting or investigating a suspected violation of law, or (b) in a complaint or other document filed in a lawsuit or other proceeding and that such filing is made under seal. Additionally, in the event Employee files a lawsuit against the Company for retaliation for reporting a suspected violation of law, Employee has the right to provide trade secret information to Employee's attorney and use the trade secret information in the court proceeding, although Employee must file any document containing the trade secret under seal and may not disclose the trade secret, except pursuant to court order.

(g) Employee acknowledges and agrees that Employee has carefully read this Agreement, understands its contents, has been given the opportunity to ask any questions concerning the Agreement and its contents, and has signed this Agreement as Employee's free and voluntary act.

Employee	Regal Rexnord Corporation
Sign:____________________	Sign:____________________
Name:____________________	Name:____________________
Title:____________________	Title: ____________________
Date:____________________	Date:____________________